Exhibit 99(h)(5)(a)

AMENDMENT NO. 42 TO
PARTICIPATION AGREEMENT AMONG
TRANSAMERICA SERIES TRUST,
TRANSAMERICA LIFE INSURANCE COMPANY,
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND
MONUMENTAL LIFE INSURANCE COMPANY

          The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), and Monumental Life Insurance Company (“Monumental”) is hereby amended as follows:

          Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective May 1, 2010

Account(s), Policy(ies) and Portfolio(s)
Subject to the Participation Agreement

Accounts:	Separate Account VA B
Separate Account VA BNY
Mutual Fund Account
Separate Account VA A
Separate Account VA C
Separate Account VA CC
Separate Account VA D
Separate Account VA EE
Retirement Builder Variable Annuity Account
TFLIC Separate Account C
Separate Account VUL-A
TFLIC Series Life Account
TFLIC Series Annuity Account
Separate Account VA E
Separate Account VA F
Separate Account VUL-1 of Transamerica Life insurance Company
Separate Account VUL-2 of Transamerica Life insurance Company
Separate Account VUL-3 of Transamerica Life insurance Company
Separate Account VUL-4 of Transamerica Life insurance Company
Separate Account VUL-5 of Transamerica Life insurance Company
Separate Account VUL-6 of Transamerica Life insurance Company
Separate Account VA-8
Separate Account VA J
TA PPVUL 1
Separate Account VA K
Separate Account VA-2LNY
Separate Account VA-2L
Separate Account VL A
AES Private Placement VA Separate Account
Separate Account VA L
Separate Account VA P
PFL Corporate Account One
Separate Account VA R
Separate Account VA S
Separate Account VA Q
Separate Account VA HNY
Separate Account VA QNY
Separate Account VA W
Separate Account VA WNY
Separate Account VA YNY

TFLIC Separate Account VNY
Separate Account VA X
Separate Account VA Y
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VL
Transamerica Occidental Separate Account Two
Transamerica Corporate Separate Account Sixteen
Separate Account Fund B
Separate Account Fund C

Policies:	Transamerica Landmark Variable Annuity
Transamerica Landmark NY Variable Annuity
The Atlas Portfolio Builder Variable Annuity
Transamerica Extra Variable Annuity
Transamerica Access Variable Annuity
Retirement Income Builder II Variable Annuity
Advisor’s Edge® Variable Annuity
Advisors’s Edge Select® Variable Annuity
Advisor’s Edge® Variable Annuity (NY)
Legacy Builder Plus
TFLIC Financial Freedom Builder
Transamerica Elite
Privilege Select Variable Annuity
Estate Enhancer Variable Life
TransMark Optimum Choice Variable Annuity
TFLIC Freedom Elite Builder
TFLIC Freedom PremierSM
Immediate Income Builder II
Premier Asset Builder Variable Annuity
TFLIC Freedom Wealth Protector
Advantage V
Retirement Income Builder Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Advisor’s Edge Select Private Placement
Transamerica Preferred Advantage Variable Annuity
Portfolio SelectSM Variable Annuity
Flexible Premium Variable Annuity - A
Flexible Premium Variable Annuity - B
Flexible Premium Variable Annuity - C
Flexible Premium Variable Annuity – D
Flexible Premium Variable Annuity - E
Flexible Premium Variable Annuity – G
TFLIC Freedom Elite Builder II
Flexible Premium Variable Annuity – H
Advisor’s Edge® NY Variable Annuity
Flexible Premium Variable Annuity – I
Flexible Premium Variable Annuity –J
Flexible Premium Variable Annuity - N
Flexible Premium Variable Annuity - O
Flexible Premium Variable Annuity - P
Transamerica Freedom Variable Annuity
TransAccumulator® VUL
TransAccumulator® VUL II
TransUltra® VUL
Transamerica Classic® Variable Annuity
Transamerica Catalyst® Variable Annuity

Transamerica Classic® Variable Annuity (NY)
Transamerica Bounty® Variable Annuity
Inheritance Builder Plus
TransEquity®
TransEquity II
Advantaage VI
Advantage SE
Advantage X
TransSurvivorSM VUL
Transamerica Lineage®
Transamerica Tribute®
Fund B
Fund C
Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted
Transamerica AEGON High Yield Bond VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Balanced VP
Transamerica BlackRock Global Allocation VP (Initial Class Shares currently not being offered)
Transamerica BlackRock Large Cap Value VP
Transamerica BlackRock Tactical Allocation VP (Initial Class Shares currently not being offered)
Transamerica Clarion Global Real Estate Securities VP
Transamerica Convertible Securities VP
Transamerica Diversified Equity VP
Transamerica Efficient Markets VP
Transamerica Federated Market Opportunity VP
Transamerica Focus VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Growth Opportunities VP
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP
Transamerica Index 35 VP

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted (Continued)

Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP
Transamerica International Moderate Growth VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica MFS International Equity VP
Transamerica Money Market VP
Transamerica Morgan Stanley Active International Allocation VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi Managed Large Cap Core VP
Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP (Initial Class Shares currently not being offered)
Transamerica Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Third Avenue Value VP
Transamerica U.S. Government Securities VP
Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP (Service Class Shares currently not being offered)

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May 1, 2010.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Arthur D. Woods
	Christopher A. Staples		Arthur D. Woods
Title:	Vice President	Title:	Vice President

TRANSAMERICA FINANCIAL		MONUMENTAL LIFE INSURANCE
LIFE INSURANCE COMPANY		COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Arthur D. Woods	By:	/s/ Steven R. Shepard
	Arthur D. Woods		Steven R. Shepard
Title:	Vice President	Title:	Vice President